SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                   __________


                                    FORM 8-K

                                 Current Report
                                   Pursuant to
                             Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported):  October 7, 1998

                                  __________

                             SLM INTERNATIONAL, INC.
            (Exact name of Registrant as specified in its charter)


         DELAWARE                       0-19596                  13-36-32297
 (State or other jurisdiction    (Commission File Number)   (I.R.S. Employer
     of Incorporation)                                        I.D. Number)
                                 __________

      c/o Maska U.S., Inc., 139 Harvest Lane
      P. O. Box 1200,Williston, VT                                   05495
      ----------------------------------------                    ----------

      (Address of Principal Executive Offices)                    (Zip Code)


                              (872) 878-4226
             -------------------------------------------------
             Registrant's Telephone Number including area code





 ITEM 5.   OTHER EVENTS.

           On October 7, 1998, the Registrant issued a press release reporting that the Registrant had entered into an agreement to acquire Sports Holdings Corp. A copy of such press release is attached to this Form 8-K as Exhibit 99.1.

 ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
           EXHIBITS.

      a.   N/A

      b.   N/A

      c.   Exhibits

           99.1  Press release of Registrant dated October 7, 1998.



































































                                 SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                     SLM INTERNATIONAL, INC.

 Dated:  October 13, 1998            By: /s/ Russell J. David
                                         ----------------------------------
                                     Name:  Russell J. David
                                     Title:  Senior Vice President, Finance



                                  EXHIBIT INDEX


    Exhibit No.                                  Description
    -----------                                  -----------

      99.1                               Press Release of Registrant
                                         dated October 7, 1998.